UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES

EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 5, 2010

FAIRCHILD SEMICONDUCTOR INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15181	04-3363001
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

82 Running Hill Road

South Portland, Maine 04106

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (207) 775-8100

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

At our annual stockholders’ meeting held on May 5, 2010, stockholders approved an amendment to the Fairchild Semiconductor 2007 Stock Plan to increase the number of shares of our common stock that may be issued under the plan by 3,500,000 shares. The amended version of the plan is summarized in our definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 2, 2010, in connection with the annual meeting, and is incorporated by reference. This description of the amendments to the plan is qualified in its entirety by reference to the actual terms of the plan, which is attached as Exhibit 10.1 to this report.

Item 5.07	Submission of Matters to a Vote of Security Holders

At our annual stockholders’ meeting held on May 5, 2010, stockholders approved the four proposals listed below. The matters voted upon, including the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes were as follows:

Proposal No. 1: Elect eight directors to serve until the 2011 annual meeting of stockholders and until their successors are elected and qualified.

Director	Votes For	Votes Withheld	Non-Votes
Charles Carinalli	100,240,940	3,886,078	12,872,399
Randy W. Carson	101,008,130	3,118,888	12,872,399
Anthony Lear	101,077,527	3,049,491	12,872,399
Thomas L. Magnanti	100,308,705	3,818,313	12,872,399
Kevin J. McGarity	101,306,242	2,820,776	12,872,399
Bryan R. Roub	101,200,907	2,926,111	12,872,399
Ronald W. Shelly	99,262,364	4,864,654	12,872,399
Mark S. Thompson	97,917,055	6,209,963	12,872,399

Proposal No. 2: Stockholders approved an amendment to our certificate of incorporation to eliminate cumulative voting in connection with our board of directors’ adoption of a majority voting standard in uncontested director elections. Accordingly, Section 5.B(c) of the our certificate of incorporation will be amended to state -

(c) Voting Rights. The holders of Common Stock shall have the general right to vote for all purposes as provided by law. Each holder of Common Stock shall be entitled to one vote for each share upon all matters.

As a result of the passage of the proposal, an amendment to our bylaws to require a majority vote standard in uncontested director elections is now effective. A complete copy of our revised bylaws is included in the company’s current Form 10-K as Exhibit 3.02 and is incorporated by reference. The votes on the proposal were as follows:

Votes For	Votes Against	Abstentions	Non Votes
109,650,541	7,199,689	149,187	0

Proposal No. 3: As disclosed in Item 5.02 of this Form 8-K, stockholders approved an amendment to the Fairchild Semiconductor 2007 Stock Plan to increase the number of shares of our common stock that may be issued under the plan by 3,500,000 shares. The final vote tally to approve the amendment to the plan was as follows:

Votes For	Votes Against	Abstentions	Non Votes
73,925,181	27,100,816	3,101,021	12,872,399

Proposal No. 4 Our stockholders voted to ratify the appointment of KPMG LLP as the company’s independent registered public accounting firm for the fiscal year ending December 26, 2010. The final vote tally to ratify the appointment of KPMG was as follows:

Votes For	Votes Against	Abstentions	Non Votes
113,205,460	3,646,492	147,465	0

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

10.1	Fairchild Semiconductor 2007 Stock Plan

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Fairchild Semiconductor International, Inc.

Date: May 11, 2010	/s/ Paul D. Delva
Paul D. Delva Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Fairchild Semiconductor 2007 Stock Plan